AMENDMENT NO. 2

TO

SPDR® GOLD TRUST

(formerly known as

streetTRACKS® GOLD TRUST)

PARTICIPANT UNALLOCATED BULLION ACCOUNT AGREEMENT

This amendment (this “Amendment”), dated as of _________ ___, 2008, is Amendment No. 2 to the streetTRACKS® Gold Trust Participant Unallocated Bullion Account Agreement, dated ________, 20__, between HSBC Bank USA, National Association (the “Custodian”) and [Name of Authorized Participant] (the “Authorized Participant”), as amended by the first Amendment thereto, dated November 26, 2007 (the “Participant Unallocated Bullion Account Agreement”).

WHEREAS, the Authorized Participant and the Custodian have hitherto entered into the Participant Unallocated Bullion Account Agreement and the same is currently in full force and effect; and

WHEREAS, clause 13.4 of the Participant Unallocated Bullion Account Agreement provides that any amendment thereto shall be in writing signed by the Authorized Participant and the Custodian; and

WHEREAS, effective concurrently herewith the name of the streetTRACKS® Gold Trust is changed to “SPDR® Gold Trust” (the “Trust”) and the name of the streetTRACKS® Gold Shares is changed to “SPDR® Gold Shares” (the “Shares”); and

WHEREAS, the Authorized Participant and the Custodian wish to amend the Participant Unallocated Bullion Account Agreement to refer to the new names of the Trust and Shares;

NOW, THEREFORE, the Authorized Participant and the Custodian agree as follows:

1. Throughout the Participant Unallocated Bullion Account Agreement, all references to “streetTRACKS® Gold Trust” are hereby amended to read “SPDR® Gold Trust” and all references to “streetTRACKS® Gold Shares” are hereby amended to read “SPDR® Gold Shares.”

2. The foregoing amendments shall be effective as of May 20, 2008.

3. Except as modified by this Amendment, the Participant Unallocated Bullion Account Agreement shall remain unmodified and in full force and effect.

4. This Amendment is governed by, and will be construed in accordance with, English law. The parties agree that the English courts are to have jurisdiction to settle any disputes or claims which may arise out of or in connection with this Amendment and, for these purposes, each party irrevocably submits to the non-exclusive jurisdiction of the English courts.

5. Capitalized terms used but not defined in this Amendment shall have the meaning assigned to such terms in the Participant Unallocated Bullion Account Agreement.

6. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but together shall constitute one and the same amendment. Facsimile signatures shall be acceptable and binding.

[Signature Page Follows]

IN WITNESS WHEREOF, the Custodian and the Authorized Participant have caused this Amendment to be executed as of the day and year first above written.

HSBC Bank USA, National Association
By:
Name:
Title:

[Name of Authorized Participant]
By:
Name:
Title:

[Signature Page to Amendment No. 2 to

streetTRACKS® Gold Trust Participant Unallocated Bullion Account Agreement]